SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 10, 2002

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 5. Other Events

Pacific Gas and Electric Company Bankruptcy

A. Voting Results

On September 9, 2002, Innisfree M&A Incorporated (the “Voting Agent”) filed with the United States Bankruptcy Court for the Northern District of California (Bankruptcy Court) a certification of the results of the voting with respect to the competing alternative plans of reorganization of Pacific Gas and Electric Company (Utility) under Chapter 11 of the United States Bankruptcy Code proposed by the Utility and the California Public Utilities Commission (CPUC).  The Voting Agent was designated by the Utility and the CPUC to review, determine the validity of, and tabulate ballots submitted to vote for the acceptance or rejection of the competing plans by the holders of claims and equity interests (the "Voting Classes").  The record date for determining the holders of claims and equity interests that were entitled to vote was May 21, 2002 and all ballots were due August 12, 2002.

The Bankruptcy Code defines “acceptance” of a plan by a class of claims as acceptance by creditors in such class holding at least two‑thirds (²/3) in dollar amount and more than one-half (½) in number of the allowed claims in such class casting ballots for acceptance or rejection of the plan.  The Bankruptcy Code defines “acceptance” of a plan by a class of equity interests as acceptance by holders in such class holding at least two‑thirds (²/3) in amount of the allowed interests casting ballots for acceptance or rejection of the plan.  If at least one class of claims or equity interests that is impaired under the plan has accepted the plan the Bankruptcy Code permits confirmation of the plan notwithstanding its rejection by one or more impaired classes of claims or equity interests.  Under the Bankruptcy Code, the plan may be confirmed if it does not “discriminate unfairly” and is “fair and equitable” with respect to each non-accepting class of claims or equity interests.

The certified results of the voting on the plan of reorganization proposed by the Utility and PG&E Corporation (PG&E Plan) are as follows:

Ballot Tabulation: PG&E Plan

	Amount Accepting (% of Amount Voted)	Amount Rejecting (% of Amount Voted)	Number Accepting (% of Amount Voted)	Number Rejecting (% of Amount Voted)
Class 3a Secured Claims Relating to First and Refunding Mortgage Bonds	$1,850,510,245 (96.92%)	$58,742,168 (3.08%)	8,509 (79.06%)	2,254 (20.94%)
Class 3b Secured Claims Relating to Replaced First and Refunding Mortgage Bonds (1)	$0 (0%)	$0 (0%)	0 (0%)	0 (0%)
Class 4a Mortgage Backed Pollution Control (PC) Bond Claims	$125,150,000 (82.04%)	$27,400,000 (17.96%)	1,222 (80.03%)	305 (19.97%)
Class 4c MBIA Claims	$368,525,000 (100%)	$0 (0%)	1 (100%)	0 (0%)
Class 4e Letter of Credit Bank Claims	$620,273,837 (100%)	$0 (0%)	8 (100%)	0 (0%)
Class 5 General Unsecured Claims	$3,573,113,196.39 (94.19%)	$220,310,082.47 (5.81%)	1,054 (97.23%)	30 (2.77%)
Class 6 Independent System Operator (ISO), California Power Exchange (PX) and Generator Claims	$1,111,664,440.31 (87.40%)	$160,282,007.79 (12.60%)	32 (71.11%)	13 (28.89%)
Class 7 Energy Service Provider (ESP) Claims	$22,930,911.42 (4.60%)	$475,187,816.99 (95.40%)	4 (19.05%)	17 (80.95%)
Class 11 7.90% Deferrable Interest Subordinated Debentures (QUIDS) Claims	$5,214,000 (97.47%)	$135,430 (2.53%)	4,442 (94.91%)	238 (5.09%)
Class 13 Preferred Stock Equity Interests (2)	10,555,264 (98.58%)	151,545 (1.42%)	N/A	N/A
Class 14 Common Stock Equity Interests	326,926,667 (100%)	0 (0%)	N/A	N/A

(1) Class 3b includes holders of Secured Claims against the Utility evidenced by the Mortgage Bonds that secure the Mortgage Backed Pollution Control (PC) Bond Claims contained in Class 4a.  Under the PG&E Plan, if no one votes in a class the class is deemed eliminated from the plan for purposes of voting.

(2) While the Utility believes that Class 13 is unimpaired by the PG&E Plan, certain holders of Preferred Stock Equity Interests may believe that Class 13 is impaired by the Plan.  To avoid delaying the voting process, holders of Preferred Stock Equity Interests were solicited to vote on the PG&E Plan as a precautionary measure so that the voting results would be available if it is determined by the Bankruptcy Court that such Class is impaired.

The certified results of the voting on the plan of reorganization proposed by the CPUC (Commission Plan) are as follows:

Ballot Tabulation: Commission Plan

	Amount Accepting (% of Amount Voted)	Amount Rejecting (% of Amount Voted)	Number Accepting (% of Amount Voted)	Number Rejecting (% of Amount Voted)
Class 3 Secured Claims Relating to First and Refunding Mortgage Bonds (1)	N/A	N/A	N/A	N/A
Class 4a Mortgage Backed PC Bond Claims (1)	N/A	N/A	N/A	N/A
Class 4c MBIA Claims	$0 (0%)	$368,525,000 (100%)	0 (0%)	1 (100%)
Class 4e Letter of Credit Bank Claims	$620,273,837 (100%)	$0 (0%)	8 (100%)	0 (0%)
Class 5 General Unsecured Claims	$679,536,543.09 (18.98%)	$2,900,764,323.55 (81.02%)	321 (31.32%)	704 (68.68%)
Class 6 ISO, PX and Generator Claims	$686,883,838.57 (56.32%)	$532,684,968.60 (43.68%)	26 (63.41%)	15 (36.59%)
Class 7 ESP Claims	$94,169,305.55 (18.90%)	$403,949,422.86 (81.10%)	19 (90.48%)	2 (9.52%)
Class 11 QUIDS Claims	$1,753,150 (36.56%)	$3,041,984 (63.44%)	1,686 (43.33%)	2,205 (56.67%)
Class 13 Preferred Stock Equity Interests	1,732,315 (19.78%)	7,027,596 (80.22%)	N/A	N/A
Class 14 Common Stock Equity Interests	0 (0%)	326,926,667 (100%)	N/A	N/A

(1) The Commission Plan considered this class to be unimpaired and thus ineligible to vote on the Commission Plan.

As the certified results indicate, all Voting Classes, except Class 7 – Energy Service Provider claims, voted to accept the PG&E Plan.   Class 7 claims, the majority of which are held by Enron Corporation, also voted to reject the Commission Plan.  With respect to the Commission Plan, only Class 4e - Letter of Credit Bank Claims, which also voted to accept the PG&E Plan, voted to accept the Commission Plan.

            Voting Classes that were entitled to vote to accept or reject both the PG&E Plan and the Commission Plan (Classes 3a, 4a, 4e, and 13) also were entitled to express a preference for the PG&E Plan or the Commission Plan.  The Bankruptcy Court has directed that any preferences indicated in the ballots not be included in the certification filed with the Bankruptcy Court at this time.

B.  Request to re-solicit votes; complaint regarding solicitation

            As previously disclosed, on August 22, 2002, after the voting period ended, the CPUC and the Official Committee of Unsecured Creditors (OCC) announced that they had reached an agreement to make certain modifications to the Commission Plan.  A Bankruptcy Court hearing is scheduled for September 20, 2002 to consider the request by the CPUC and the OCC to re-solicit votes and preferences for the CPUC’s and the OCC’s modified plan.  PG&E Corporation and the Utility intend to oppose the request to re-open the voting.

In addition, on July 29, 2002, shortly before the voting period ended, the CPUC filed an application with the Bankruptcy Court alleging that the Utility, PG&E Corporation, and their third party solicitor, improperly solicited votes and seeking a temporary restraining order to prohibit the continuing solicitation of votes, an order to require the distribution of corrective materials, an order extending the deadline for creditors to vote on the competing plans of reorganization, and an order allowing creditors to recast their ballots.  The application for such relief was denied by the Bankruptcy Court on August 5, 2002.  The CPUC’s underlying complaint, which also was filed with the Bankruptcy Court on July 29, 2002, against the Utility, PG&E Corporation, and their third party solicitor, alleges that the defendants improperly solicited votes by allegedly making false and misleading statements to creditors and equityholders.  The CPUC has granted the defendants an indefinite period of time to file a response to the complaint. The CPUC may terminate the extension period after providing ten days notice of termination to the defendants.  After the ten-day period the defendants’ response would be due.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: CHRISTOPHER P. JOHNS

CHRISTOPHER P. JOHNS Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

Dated:  September 10, 2002